UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 2, 2005


                        All American Semiconductor, Inc.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-16207                                                               59-2814714
(Commission File Number)                                        (I.R.S. Employer
                                                             Identification No.)


               16115 Northwest 52nd Avenue, Miami, Florida 33014
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 621-8282


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 2, 2005, at the annual meeting of shareholders (the "Shareholders' Meeting") of All American Semiconductor, Inc. (the "Company"), the shareholders of the Company approved an extension of the term and expiration date of the Company's Employees', Officers', Directors' Stock Option Plan, as previously amended and restated (the "Option Plan"), to September 6, 2015 and an increase in the number of shares of common stock reserved for issuance under the Option Plan to 1,350,000 shares. As of November 2, 2005, 613,149 shares of common stock remain available for future issuance under the Option Plan. On September 6, 2005, the Board of Directors of the Company had previously authorized and adopted the foregoing amendment to the Option Plan, subject to shareholder approval. These amendments to the Option Plan were previously disclosed in the Company's Proxy Statement filed with the Securities and Exchange Commission on September 27, 2005.

The Option Plan, which is administered by the Compensation Committee of the Board of Directors of the Company, provides for the granting to key employees of both "incentive stock options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and "nonqualified stock options" ("nonqualified stock options" are options which do not comply with Section 422 of the Code) and for the granting to nonemployee directors and independent contractors associated with the Company of nonqualified stock options. A copy of the Amended and Restated All American Semiconductor, Inc. Employees', Officers', Directors' Stock Option Plan, giving effect to the amendments approved at the Shareholders' Meeting, is filed as, and this description is qualified in its entirety by reference to, Exhibit 10.1 to this report.

Item 9.01    Financial Statements and Exhibits.

    (c)      Exhibits

             Exhibit No.      Exhibit Description
             -----------      -------------------

             10.1 Amended and Restated All American Semiconductor, Inc. Employees', Officers', Directors' Stock Option Plan, as amended through November 2, 2005.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ALL AMERICAN SEMICONDUCTOR, INC.

Date: November 7, 2005                 By: /s/ HOWARD L. FLANDERS
                                           -------------------------------------
                                           Howard L. Flanders
                                           Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.        Exhibit Description
-----------        -------------------

10.1               Amended and Restated All American Semiconductor, Inc.
                   Employees', Officers', Directors' Stock Option Plan, as amended through November 2, 2005.